SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2002

ECOMETRY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	0-25297	65-0090038

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 South Congress Avenue, Delray Beach, Florida	33445-6368

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 265-2700

Not Applicable

(Former Name or Former Address; if Changed Since Last Report)

Item 5. Other Events.

     On March 19, 2002, the pending purported class action litigation previously described in Ecometry Corporation’s (the “Company”) Form 10-K for the year ended December 31, 2001 (IN RE SMITH-GARDNER SECURITIES Litigation, Case No. 2000-CIV-8547) was dismissed with leave to amend. The deadline for Plaintiffs to file an amended complaint expired on April 10, 2002. The deadline for Plaintiffs to file a notice of appeal from the order dismissing the complaint was April 18, 2002. Plaintiffs neither filed an amended complaint, nor a notice of appeal. A copy of the press release announcing the dismissal of the litigation is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     Not applicable

(b)  Pro Forma Financial Information.

     Not applicable

(c)  Exhibits.

99.1 Press Release of the Company issued on April 23, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2002	ECOMETRY CORPORATION

By: /s/ Martin K. Weinbaum

Martin K. Weinbaum Vice President Finance and Chief Financial Officer

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